UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

SUMMIT HOTEL PROPERTIES, INC. (Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP (Exact Name of Registrant as Specified in its Charter)

Delaware	000-54273	20-0617340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On November 5, 2013, Summit Hotel Properties, Inc. (the “Company”) issued a press release announcing the consolidated operating results of the Company and its subsidiaries, including its operating partnership, Summit Hotel OP, LP, for the quarter ended September 30, 2013.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits

99.1      Press release issued on November 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

		By:	/s/ Christopher R. Eng
Christopher R. Eng
Date:	November 5, 2013		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP
(Registrant)

		By:	SUMMIT HOTEL GP, LLC,
its General Partner

		By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

		By:	/s/ Christopher R. Eng
Christopher R. Eng
Date:	November 5, 2013		Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued November 5, 2013.